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                                 EXHIBIT (5)(e)

                  FORM OF APPLICATION FOR TRANSAMERICA FREEDOM

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                                    FREEDOM
Transamerica Life Insurance Company                      APPLICATION FOR
4333 EDGEWOOD ROAD N.E.                                  VARIABLE ANNUITY POLICY
CEDAR RAPIDS, IOWA 52499


1.   DESIGNATED ANNUITANT
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NAME:
--------------------------------------------------------------------------------
ADDRESS:
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CITY, STATE:
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ZIP:             TELEPHONE:
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DATE OF BIRTH:        AGE:       SEX:  [ ] FEMALE    [ ] MALE
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SS#:                    CITIZENSHIP:  [ ] U.S.   [ ]  OTHER
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2.   POLICY OWNER (IF OTHER THAN ABOVE)

In the event the owner is a trust, please provide verification of trustees.
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NAME:
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ADDRESS:
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CITY, STATE:
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ZIP:             TELEPHONE:
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DATE OF BIRTH:        AGE:       SEX:  [ ] FEMALE    [ ] MALE
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SS#:                    CITIZENSHIP:  [ ] U.S.   [ ]  OTHER
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3.   [ ] JOINT POLICY OWNER [ ] SUCCESSOR POLICY OWNER

In the event the owner is a trust, please provide verification of trustees.
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NAME:
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ADDRESS:
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CITY, STATE:
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ZIP:             TELEPHONE:
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DATE OF BIRTH:        AGE:       SEX:  [ ] FEMALE    [ ] MALE
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SS#:                    CITIZENSHIP:  [ ] U.S.   [ ]  OTHER
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4.   BENEFICIARY DESIGNATION (Include Relationship to Annuitant)
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PRIMARY:                         /
        ------------------------  ------------------------------
                                           Relationship

PRIMARY:                         /
        ------------------------  ------------------------------
                                           Relationship

CONTINGENT:                      /
           ---------------------  ------------------------------
                                           Relationship

CONTINGENT:                      /
           ---------------------  ------------------------------
                                           Relationship
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5.   TYPE OF ANNUITY
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[ ] NON-QUALIFIED                   [ ] IRA (Also complete Box 6)
[ ] HR - 10  [ ] 403 (b)            [ ] SEP (Also complete Box 6)
[ ] OTHER                           [ ] ROTH IRA (Also complete Box 6)
         --------------
[ ] ROTH CONVERSION IRA (Also complete Box 6)
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6.   IRA/SEP/ROTH IRA INFORMATION
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$              CONTRIBUTION FOR TAX YEAR
 --------------                         ----------------------------
$              TRUSTEE TO TRUSTEE TRANSFER
 --------------
$              ROLLOVER FROM: (Check One)
 --------------
               [ ] 403(b)  [ ] Pension  [ ] HR-10  [ ] IRA  [ ] Other:

FOR ROTH IRA ROLLOVERS

               Date first Established or date of Conversion
 --------------
$              Portion Previously Taxed in Conversion or Original Contribution
 --------------
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7.   WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?
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[ ] NO [ ] YES - Please state Policy No. and Company
 Name:
      --------------------------------
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8.   MANAGED ANNUITY PROGRAM RIDER
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[ ] I wish to select the Managed Annuity Program.
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9.   MINIMUM DEATH BENEFIT OPTION (Select Only One)
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     This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option C below).

[ ] Option A: 5% Annually Compounding Death Benefit: (Only available if owner(s) and the annuitant are under age 75 at time of purchase.) Annual Mortality and Expense (M & E) Risk Fee and Admin. Charge 1.40%

[ ] Option B: Double Enhanced Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.) Annual M & E Risk Fee and Admin. Charge 1.40%

[ ] Option C: Return of Premium Death Benefit: Annual M & E Risk Fee and Admin. Charge 1.25%
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10.  PURCHASE PAYMENT(Make check payable to Transamerica Life Insurance Company)
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INITIAL PREMIUM AMOUNT $
                        -------------------------------------
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11.  ALLOCATION OF PREMIUM PAYMENTS (Whole percentages only)
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
Aggressive Asset Allocation                                                             .0%
                                                                           ----------------
AIM V.I. Basic Value Fund - Series II Shares                                            .0%
                                                                           ----------------
AIM V.I. Capital Appreciation Fund - Series II Shares                                   .0%
                                                                           ----------------
Alger Aggressive Growth                                                                 .0%
                                                                           ----------------
Alliance Growth & Income Portfolio - Class B                                            .0%
                                                                           ----------------
Alliance Premier Growth Portfolio - Class B                                             .0%
                                                                           ----------------
American Century Income & Growth                                                        .0%
                                                                           ----------------
American Century International                                                          .0%
                                                                           ----------------
BlackRock Global Science & Technology                                                   .0%
                                                                           ----------------
BlackRock Mid Cap Growth                                                                .0%
                                                                           ----------------
Capital Guardian Global                                                                 .0%
                                                                           ----------------
Capital Guardian U.S. Equity                                                            .0%
                                                                           ----------------
Capital Guardian Value                                                                  .0%
                                                                           ----------------
Clarion Real Estate Securities                                                          .0%
                                                                           ----------------
Conservative Asset Allocation                                                           .0%
                                                                           ----------------
Dreyfus Small Cap Value                                                                 .0%
                                                                           ----------------
Fidelity - VIP Equity-Income Portfolio - Service Class 2                                .0%
                                                                           ----------------
Fidelity - VIP Growth Portfolio - Service Class 2                                       .0%
                                                                           ----------------
Fidelity - VIP Contrafund /r/ Portfolio - Service Class 2                               .0%
                                                                           ----------------
Fidelity - VIP Mid Cap Portfolio - Service Class 2                                      .0%
                                                                           ----------------
Fidelity - VIP Value Strategies Portfolio - Service Class 2                             .0%
                                                                           ----------------
Gabelli Global Growth                                                                   .0%
                                                                           ----------------
Great Companies - AmericaSM                                                             .0%
                                                                           ----------------
Great Companies - Global2                                                               .0%
                                                                           ----------------
Great Companies - TechnologySM                                                          .0%
                                                                           ----------------
Janus Aspen - Aggressive Growth Portfolio - Service Shares                              .0%
                                                                           ----------------
Janus Aspen - Worldwide Growth Portfolio - Service Shares                               .0%
                                                                           ----------------
Janus Balanced (A/T)                                                                    .0%
                                                                           ----------------
Janus Growth II (A/T)                                                                   .0%
                                                                           ----------------
Jennison Growth                                                                         .0%
                                                                           ----------------
J.P. Morgan Enhanced Index                                                              .0%
                                                                           ----------------
MFS High Yield                                                                          .0%
                                                                           ----------------
MFS New Discovery Series - Service Class                                                .0%
                                                                           ----------------
MFS Total Return Series - Service Class                                                 .0%
                                                                           ----------------
Moderate Asset Allocation                                                               .0%
                                                                           ----------------
Moderately Aggressive Asset Allocation                                                  .0%
                                                                           ----------------
PBHG/NWQ Value Select                                                                   .0%
                                                                           ----------------
PBHG Mid Cap Growth                                                                     .0%
                                                                           ----------------
PIMCO Total Return                                                                      .0%
                                                                           ----------------
Salomon All Cap                                                                         .0%
                                                                           ----------------
Transamerica Convertible Securities                                                     .0%
                                                                           ----------------
Transamerica Equity                                                                     .0%
                                                                           ----------------
Transamerica Growth Opportunities                                                       .0%
                                                                           ----------------
Transamerica U.S. Government Securities                                                 .0%
                                                                           ----------------
T. Rowe Price Equity Income                                                             .0%
                                                                           ----------------
T. Rowe Price Growth Stock                                                              .0%
                                                                           ----------------
T. Rowe Price Small Cap                                                                 .0%
                                                                           ----------------
Van Kampen Active International Allocation                                              .0%
                                                                           ----------------
Van Kampen Asset Allocation                                                             .0%
                                                                           ----------------
Van Kampen Emerging Growth                                                              .0%
                                                                           ----------------
Van Kampen Money Market                                                                 .0%
                                                                           ----------------
   TOTAL VARIABLE AND FIXED                                                      100%

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Transamerica Life Insurance Company - Fixed Account Options
  Dollar Cost Averaging (DCA) Fixed Account:                                 .0%
                                                               -----------------
     (You must complete box 12 to initiate DCA via the telephone).
--------------------------------------------------------------------------------
     Guaranteed Periods (with Excess Interest Adjustment):

     1 YEAR      .0%          3 YEARS      .0%          5 YEARS      .0%
           ---------                 ---------                 ---------
     7 YEARS     .0%
            --------
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Additional:                                                                  .0%
           ----------------------------------------------------- ---------------
                                                                             .0%
---------------------------------------------------------------- ---------------
                                                                             .0%
---------------------------------------------------------------- ---------------
                                                                             .0%
---------------------------------------------------------------- ---------------
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                     INVESTMENT ALLOCATIONS MUST TOTAL 100%
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VA-APP R1201
                   -------------------------------------------
                   YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE
                   -------------------------------------------
                                                    (CONTINUED ON THE BACK PAGE)
                                                                    FREEDOM 1/02

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APPLICATION FOR VARIABLE ANNUITY POLICY

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12.  TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION

 By checking one of the following boxes, I authorize the company to accept telephone transfers, reallocation, DCA instructions and Asset Rebalancing instructions from:

 ONLY MYSELF [_] MYSELF & MY ACCOUNT EXECUTIVE [_] Acct. Exec. Name:____________

 To change the allocation of any purchase payments and/or to transfer funds among my investment choices based on my telephone instructions and/or the telephone instructions of my account executive (if indicated above), I agree to the established conditions and requirements stated in the prospectus.

 I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect only when proper identification is provided.
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13.  If the annuitant is not the owner. You, the owner, may elect the following regarding payment of the death benefit. If this election is not made, the owner will become the annuitant and the death benefit will not be payable until the death of the owner.

     [_] At the Annuitant's death, I wish to have the death benefit paid to the named beneficiary. (Policy Owner Initials required for this option)

     ___________________________________
          Policy Owner(s) Initials
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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.

     I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     Receipt of a current prospectus of the Separate Account VA B, Endeavor Series Trust and WRL Series Fund, Inc. is hereby acknowledged.

     [_] Please check if you wish to receive the Statement of Additional Information.


     I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

Unless we have been notified of a community or partial property interest in this policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

When funds are allocated to the Guaranteed Periods of the Fixed Account, cash values under the policy may increase or decrease in accordance with the Excess Interest Adjustment prior to the end of any Guaranteed Period.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.

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14.  BE SURE TO COMPLETE THIS SECTION

Signed at _______________________________ this ___________ day of _____________.
          (City, State)

__________________________   ________________________________________________
    Annuitant Signature        Owner Signature (if different from Annuitant)

_______________________________________
Joint Owner (successor owner signature)

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15a. SELLING AGENT USE ONLY -- NOT TO BE FILLED IN BY APPLICANT

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

______________________________  _________________  _____________________________
   Agent Name (Please Print)      Agent Telephone     Licensed Agent Signature


___________
   Date

______________________________________________  ________________________________
Branch Address                                  Broker/Dealer Client Account No.


________________________________   _____________________________________________
Agent Firm                         Transamerica Life Insurance Company Agent No.


______________________________________________
(If Applicable) Florida Agent License I.D. No.

15b. [_] Option A [_] Option B [_] Option C [_] Option D

     Your firm may limit the above options. If no option is selected, the default option preselected by your firm will be applied to this policy and may not be changed.

15c. Do you have reason to believe the policy applied for is to replace any existing annuity or insurance owned by applicant?

     [_]  No [_] Yes, Company Name _____________________________________________

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Please make check payable to TRANSAMERICA LIFE INSURANCE COMPANY (Use following address for mail, Fed. Express, etc.)

Send check with application to Transamerica Life Insurance Company, Attn:
Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001


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VA-APP R1201 B             PLEASE FILL OUT THE FRONT PAGE
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